UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 8, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Interparfums, Inc. (the “Company”) dismissed Forvis Mazars, LLP (“Forvis”) as the Company’s independent registered public accounting firm effective May 8, 2026.

The reports of Forvis on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2025 and December 31, 2024, management concluded that the Company had not maintained effective internal control over financial reporting as of December 31, 2025 and December 31, 2024. Forvis concurred with management’s assessment as disclosed in the Company’s Annual Reports on Form 10-K for December 31, 2025 and December 31, 2024.

During the Company’s two most recent fiscal years and any subsequent interim period preceding May 8, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Forvis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Forvis, would have caused Forvis to make reference thereto in its reports on the Company consolidated financial statements, and no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, other than, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the years ended December 31, 2025 and 2024, a material weakness in internal control over financial reporting

On May 8, 2026, the Audit Committee appointed Grant Thornton, LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Commencing with calendar year ended December 31, 2025 through the date of this report, neither the Company nor anyone acting on its behalf consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as described in Regulation S-K paragraph 304(a)(1)(iv)), or a reportable event (as described in Regulation S-K paragraph 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(16)	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: May 13, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood
Chief Financial Officer